UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

Item 1. Report to Shareholders

Africa & Middle East Fund	October 31, 2014

The views and opinions in this report were current as of October 31, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

African and Middle Eastern equity markets produced excellent returns and surpassed many emerging and developed markets in the 12-month period ended October 31, 2014. Gulf Cooperation Council (GCC) markets did best, led by Qatar and the United Arab Emirates (UAE), which moved from frontier to emerging markets status in May. In North Africa, Egyptian stocks soared 43% as the country stabilized after several years of turmoil. Sub-Saharan markets were mixed: Kenyan stocks performed well, but shares in Nigeria declined. South African equities rose more than 6% over the last year, though the economic outlook continued to deteriorate amid high unemployment and inflation, rising interest rates, and periodic labor unrest.

Your fund returned 7.42% in the last six months and 22.60% in the full fiscal year. As shown in the Performance Comparison table, the fund strongly outperformed its benchmark in both periods.

In the one-year period, outperformance was driven by our stock selection in Saudi Arabia, the UAE, and the United Kingdom, where we own a few companies with operations in Africa and the Middle East. Overweighting the UAE market and significantly underweighting South Africa also contributed substantially to our performance advantage. In addition, overweighting Qatar for much of the year was helpful; we did reduce our exposure around the time Qatar joined the emerging markets universe. On the other hand, stock selection in Qatar limited our gains.

Currency Conversion a Double-Edged Sword

The U.S. dollar has appreciated sharply against most developed markets and many emerging markets currencies since mid-2014. The accompanying chart shows an index of the dollar's value over the past 10 years compared with the most widely traded global currencies.

The Dollar Also Rises
105
100
95
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85
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75
70
11/04
11/05
11/06
11/07
11/08
11/09
11/10
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Inflation-adjusted, trade-weighted foreign exchange value of the dollar against major currencies. Source: Federal Reserve.

The U.S. dollar continually fluctuates versus most other currencies based on economic conditions, interest rate trends, government policies, geopolitical tensions, and other factors. The U.S. dollar's recent appreciation reflects the improving U.S. economic conditions compared with other major markets, including Europe and Japan, and expectations for rising U.S. interest rates. The dollar is also historically perceived as a "safe haven" currency amid geopolitical turmoil. When the U.S. dollar appreciates, imported goods can be purchased with fewer dollars, and U.S. exports become more expensive for foreign buyers.

A strengthening dollar hurts the performance of nondollar investments for U.S. investors, while a falling dollar is additive to performance. For the six-month period ended October 31, 2014, the dollar rallied, gaining almost 10% versus the euro, 9% versus the Japanese yen, and more than 5% against the British pound. In that period, the MSCI EAFE Index of developed stock markets outside the U.S. and Canada generated a 3.47% return in local currency terms, but after converting to dollars, the same basket of stocks returned -4.63% for U.S. investors. Results were similar for the MSCI All Country World Index ex USA, which in addition to the EAFE index, includes Canada and all countries in the MSCI Emerging Markets Index. It generated a 4.23% return in local currency terms, but after converting to dollars, it returned -2.55% for U.S. investors.

Investors should keep in mind that currency trends are unpredictable and should not be a primary factor when making long-term investment decisions.

PORTFOLIO REVIEW

GULF COOPERATION COUNCIL
The fund is currently investing in five of the six GCC countries—Saudi Arabia, the UAE, Oman, Qatar, and Kuwait. These markets represented slightly less than half of fund assets at the end of October. We are avoiding Bahrain due to ongoing political unrest.

Saudi Arabia
As measured by the S&P Saudi Arabia Index, stocks in the Kingdom of Saudi Arabia returned 5.45% and 26.55% in the 6- and 12-month periods ended October 31, 2014, respectively. At 25% of fund assets, Saudi Arabia is one of our largest country allocations, but we are slightly underweighting it versus the benchmark. At present, foreign investors may only own participation notes that are linked to common stocks. In July, however, Saudi Arabia announced that it is finally opening to direct foreign investment in 2015.

Our Saudi bank stocks were generally strong performers over the last year, such as Banque Saudi Fransi, which is still one of the cheapest in the Saudi banking sector. We believe Saudi banks are poised for a pickup in corporate loan growth and will benefit from increased net interest margins when U.S. interest rates—to which Saudi rates are tied—rise. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Many of our other Saudi holdings are expected to benefit from increased consumption over time, though their performance was mixed over the last year. On the plus side, our hospital operators Dallah Healthcare Holding and Al Mouwasat Medical Services produced very strong returns, helped by government health care spending. On the other hand, food processing company Savola and fast-food restaurant operator Herfy Food Services were lackluster. Mobile phone operator Etihad Etisalat fared poorly in the last six months, and we eliminated it from the fund, in part because of pricing pressures amid increased competition.

We established a few new Saudi positions in the last few months, such as Al Tayyar Travel Group and Saudi Airlines Catering. Al Tayyar is a travel and tourism company that should benefit from increased pilgrimages to Mecca and travel to Europe. Saudi Airlines Catering, as the name suggests, provides catering services to airlines operating in the kingdom. We believe its earnings will grow as the company increasingly services longer-distance flights.

United Arab Emirates
The UAE market returned -7.81% in the last six months but a stellar 49.71% in the year ended October 31, 2014. Shares over the last year were propelled by the property boom, which is presently experiencing a healthy moderation, and by the UAE’s move to the emerging markets universe. UAE stocks were very volatile in the last six months; the negative return is largely attributable to sharp sell-offs in June and October, reflecting concerns about high property market valuations and falling oil prices, respectively.

Banks have been significant beneficiaries of the property boom, and our investments in Abu Dhabi Commercial Bank, Emirates NBD, and First Gulf Bank were among the largest performance contributors over the last year. Given the favorable macroeconomic backdrop and expectations for loan growth to accelerate when World Expo 2020 construction projects begin next year, we believe these banks will be solid intermediate-term investments. However, we trimmed some of our positions to harvest gains. Our top contributor to absolute performance was real estate developer Emaar Properties. The company recently spun off its malls business and is expected to pay a special 12% dividend by the end of the year.

Elsewhere in the UAE, we own global ports operator DP World and air freight and logistics company Aramex, both of which produced good returns. DP World recently reported strong third-quarter financial results reflecting increasing cargo volumes, especially through its ports in several emerging regions, while Aramex is poised to benefit from expansion into Africa and from offering international express shipping.

Qatar
Shares in Qatar returned 1% in the last six months but almost 33% for the 12-month period. As with the UAE, the broad Qatari market surged prior to joining the emerging markets universe. The market fell sharply in June amid concerns that corruption allegations would cause Qatar to be stripped of the 2022 FIFA World Cup soccer tournament. However, the market rebounded sharply in July as those fears receded. Shortly after our reporting period ended, FIFA concluded that Qatar’s winning bid to host the games was not tainted by corruption.

We believe Qatari banks are well positioned to benefit from a strong economy and increased infrastructure spending. Two of our holdings—Qatar National Bank and Commercial Bank of Qatar—performed very well over the last year. Our smaller investment in Doha Bank, however, was lackluster, and we eliminated it from the fund because we believe it has limited upside potential. Our other Qatari investment, Gulf Warehousing, performed well for the year. We trimmed our position late in the reporting period but still believe the company has excellent longer-term prospects given its dominance of the warehousing market.

Oman and Kuwait
Shares in Oman rose 15% over the last year; most of that was achieved in the last six months. Our only investment there is the dominant lender Bank Muscat, which produced reasonable gains. In Kuwait, shares advanced about 4% over the last year. Finding good Kuwaiti companies in which to invest has been difficult due to a lack of quality companies and interesting ideas. Furthermore, the country is still struggling from the fallout from the global financial crisis and a political hiatus since that time. Our only positions are National Bank of Kuwait and Kuwait Projects Company, a holding company with investments in dozens of Middle Eastern companies, especially in the financial services and real estate sectors. The former, which we added in the first half of our fiscal year, produced a reasonable return; the latter was a significant contributor to performance.

AFRICA

Egypt and Morocco
Egyptian shares rose 43% over the last year. The market has been buoyed by signs of economic stabilization, financial support from GCC nations, and greater political stability following the former army chief’s election as president in the spring. Falling oil prices in the last few months have also been supportive. Our investment in Commercial International Bank was one of the fund’s top contributors over the last year. In recent months, as we grew more confident in Egypt’s turnaround, we established positions in financial services company Egyptian Financial Group–Hermes Holding, dairy and juice company Juhayna Food Industries, and carmaker Ghabbour Auto. While Egypt’s struggles are far from over, we believe these companies will benefit from an economic recovery.

Morocco is in the midst of a gradual recovery, but we may not see economic growth accelerate until 2016. Our only holding here is Attijariwafa Bank, which produced mild gains over the last year. Credit demand has been muted but should improve as the recovery gathers strength.

South Africa
In U.S. dollar terms, South African shares rose more than 6% over the last year. Gains in rand terms were stronger, but the rand’s 9% decline versus the greenback reduced returns in dollar terms. South Africa’s economy continues to suffer from high unemployment, occasional labor unrest, sluggish growth, and elevated inflation, and we maintained a significant underweight—25% of assets for the fund versus about 44% for the index—because we believe other countries in the region offer better long-term growth opportunities. Still, some South African companies are very well managed, and we particularly like those that are expanding successfully into other parts of Africa.

Some of our holdings—such as insurer Sanlam, pay-TV operator Naspers, and pharmaceutical company Aspen Pharmacare Holdings—did well over the last year. Sanlam shares were propelled in part by strong underwriting income in its life and non-life insurance business, while Naspers, which owns a sizable stake in Chinese Internet company Tencent Holdings, performed well as it expanded its e-commerce offerings in Africa and is looking to make inroads in India. Aspen is a successful maker of generic, name-brand, and over-the-counter drugs that is expanding globally. In recent years, the company has been acquiring assets that are leading to increased revenues in its international division. We anticipate more substantial earnings gains in 2015.

Several of our holdings were disappointing, however. Impala Platinum was one of our worst performers over the last year, hammered by weaker metals prices and labor strikes. Shares of shipping company Grindrod stumbled as shipping trends weakened, and we eliminated our position toward the end of the reporting period. Shoprite Holdings, which is Africa’s largest food retailer, fared poorly over the last year. In recent months, its domestic business has held up well despite the tough economy, but its operations elsewhere in Africa were weak. We are maintaining our investment, as we believe the company could enjoy strong incremental growth over the next few years.

Sub-Saharan Africa
We have a few small investments in several frontier markets south of the Sahara Desert, such as financial services provider Letshego Holdings in Botswana and Econet Wireless Zimbabwe. However, most of our assets in this region are in Nigeria and Kenya.

In Nigeria, we hold quality financial companies Guaranty Trust Bank and Zenith Bank, which are well capitalized and supported by strong loan growth. Consumer staples companies Nestle Foods Nigeria and Heineken-owned Nigerian Breweries declined but are well positioned to benefit from increasing consumption driven by rising incomes. A key near-term risk in Nigeria is the upcoming elections in the first quarter of 2015; however, longer-term attractive demographics and economic reform are key positives.

In Kenya, we own Equity Bank and Kenya Commercial Bank, both of which are poised to benefit from an improving macro environment. In recent months, we established a position in Diamond Trust Bank Kenya, which caters to small and medium-sized businesses and is likely to continue expanding into East Africa. Safaricom, the country’s main supplier of mobile telecom services, produced excellent returns, and we trimmed our position following an extended period of outperformance.

UK Companies Operating in Africa and the Middle East
At the end of October, we had about 5% of assets invested in UK companies with operations in Africa and the Middle East. These investments help us diversify the portfolio and provide exposure to markets that may not be directly accessible through local-listed equities.

Over the last year, Petra Diamonds was a significant contributor to our results. Petra Diamonds, a South African diamond manufacturer, benefited from unusually strong diamond pricing in the first half of 2014. Capital markets company Investec was mostly flat, but the company recently announced the sale of its Irish and UK mortgage businesses. We believe this will allow the company to focus on its core businesses, which are expected to generate higher returns on equity. In the last six months, we established a position in Hikma Pharmaceuticals, a Jordan-based maker of generic drugs with business in the Middle East, North Africa, the U.S., and the European Union. Hikma delivered strong financial results in the first half of the year, and we believe the company will benefit from its U.S. injectable drugs business and could grow through acquisitions into a much larger global entity.

OUTLOOK

The outlook for the African and Middle Eastern region remains robust, driven by favorable demographics, rising urbanization and levels of infrastructure investment, and a strong asset base in natural resources. While many emerging markets are undergoing a growth slowdown, many African and Middle Eastern markets are continuing to grow at high rates, driven by structural domestic demand. This is translating into strong corporate earnings growth that we believe can be sustained by various businesses in the years ahead.

The oil-rich economies of the GCC, whose currencies are tied to the U.S. dollar, continue to invest heavily in infrastructure, and while the recent sharp decline in oil prices could periodically affect regional sentiment, we believe these major oil producers are in a strong position to weather the downturn. In addition, with U.S. interest rates expected to begin rising sometime in 2015, we believe various banks in this region will benefit from higher lending rates.

In North Africa, the outlook is improving, as countries in the region are net importers of oil and could benefit from lower oil prices. In Sub-Saharan Africa, the long-term outlook remains strong. Economic growth is underpinned by a young population, with around 60% of Africa’s population under 24 years old. By 2040, Africa will have the world’s largest working population. As for South Africa, we remain cautious given the weak consumer environment, and we remain focused on companies growing due to business in other parts of Africa.

As always, we would like to remind our investors that this fund has a high risk/return profile. Because of its narrow geographic focus and relatively small number of holdings, this fund can be extremely volatile and should represent only a small portion of a long-term investor’s well-diversified portfolio.

Respectfully submitted,

Oliver Bell
Portfolio manager

November 21, 2014

The portfolio manager has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country, limited geographic region, or emerging markets tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

S&P Emerging/Frontier ME & Africa BMI ex IL: An index that includes all of the daily priced, free-float market cap that S&P covers across the Middle East and Africa, excluding Israel.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 10/31/14
Naspers, South Africa	6.2%
Aspen Pharmacare Holdings, South Africa	5.1
MTN Group, South Africa	4.3
Samba Financial, Saudi Arabia	3.6
Commercial International Bank, Egypt	3.4
Emaar Properties, United Arab Emirates	3.0
Saudi Basic Industries, Saudi Arabia	2.5
Sanlam, South Africa	2.5
Savola, Saudi Arabia	2.3
Banque Saudi Fransi, Saudi Arabia	2.3
Jarir Marketing, Saudi Arabia	2.3
Saudi British Bank, Saudi Arabia	2.2
Kuwait Projects Company, Kuwait	2.1
Al Mouwasat Medical Services, Saudi Arabia	2.0
Aramex, United Arab Emirates	1.9
Qatar National Bank, Qatar	1.9
Hikma Pharmaceuticals, United Kingdom	1.8
Safaricom, Kenya	1.7
Commercial Bank of Qatar, Qatar	1.7
Gulf Warehousing, Qatar	1.7
First Gulf Bank, United Arab Emirates	1.7
National Bank of Kuwait, Kuwait	1.7
Riyad Bank, Saudi Arabia	1.6
Equity Bank, Kenya	1.6
Emirates NBD, United Arab Emirates	1.6
Total	62.7%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
BOTSWANA 0.5%		
Common Stocks 0.5%		
Letshego Holdings	3,992,654	1,186
Total Botswana (Cost $1,152)		1,186
EGYPT 6.1%		
Common Stocks 6.1%		
Commercial International Bank, GDR (USD)	1,124,681	7,652
Egyptian Financial Group-Hermes Holding (1)	510,727	1,209
Ghabbour Auto (1)	247,992	1,110
Juhayna Food Industries (1)	1,226,527	1,578
OCI (EUR) (1)	63,131	2,202
Total Egypt (Cost $12,668)		13,751
GHANA 0.1%		
Common Stocks 0.1%		
Unilever Ghana (1)	28,200	118
Total Ghana (Cost $133)		118
KENYA 5.9%		
Common Stocks 5.9%		
ARM Cement	1,622,476	1,596
Diamond Trust Bank Kenya	427,500	1,290
Equity Bank	6,466,800	3,689
Kenya Commercial Bank	2,928,700	1,801
Safaricom	28,133,300	3,842
Scan	1,854,500	898
Total Kenya (Cost $11,301)		13,116
KUWAIT 3.7%		
Common Stocks 3.7%		
Kuwait Projects Company	1,957,845	4,700

SAUDI ARABIA 25.2%

Participation Notes 25.2%

Al Khaleej Training & Education Company, Bank of America Merrill Lynch, 9/20/17 (USD) (1)	70,283	1,255
Al Mouwasat Medical Services, Citibank, 7/24/17 (USD) (1)	79,400	2,763
Al Mouwasat Medical Services, Goldman Sachs, 4/27/15 (USD)	46,226	1,609
Al Tayyar Travel Group, HSBC Bank, 1/7/16 (USD) (1)	58,007	2,132
Banque Saudi Fransi, Citibank, 7/24/17 (USD) (1)	273,232	2,702
Banque Saudi Fransi, Deutsche Bank, 9/27/16 (USD)	244,719	2,420
Dallah Healthcare Holding, HSBC Bank, 12/24/15 (USD)	67,767	2,340
Herfy Food Services, Morgan Stanley, 2/3/16 (USD)	74,372	2,089
Jarir Marketing, Citibank, 7/24/17 (USD)	100,043	5,088
Riyad Bank, HSBC Bank, 1/1/24 (USD)	697,199	3,691
Samba Financial, Deutsche Bank, 9/27/16 (USD)	288,477	3,522
Samba Financial, HSBC Bank, 2/10/15 (USD)	161,067	1,982
Samba Financial, Morgan Stanley, 9/28/15 (USD)	208,054	2,561
Saudi Airlines Catering, Bank of America Merrill Lynch 4/29/15 (USD)	43,386	2,209
Saudi Basic Industries, Duetsche Bank, 9/27/16 (USD)	86,722	2,560
Saudi Basic Industries, Goldman Sachs, 4/29/15 (USD)	81,295	2,419
Saudi Basic Industries, HSBC Bank, 10/31/16 (USD)	21,131	624
Saudi British Bank, Goldman Sachs, 4/27/15 (USD)	100,253	1,556
Saudi British Bank, HSBC Bank, 3/27/15 (USD)	212,262	3,294
Savola, Bank of America Merrill Lynch, 3/2/17 (USD)	60,494	1,398
Savola, Goldman Sachs, 4/27/15 (USD)	161,656	3,736
United International Transportation, Bank of America Merrill Lynch, 7/7/16 (USD)	15,803	315
United International Transportation, Morgan Stanley 12/3/14 (USD)	141,349	2,820
Yanbu National Petrochemical, Bank of America Merrill Lynch 8/3/16 (USD)	79,748	1,377
Total Saudi Arabia (Cost $47,957)		56,462

SOUTH AFRICA 25.2%

Common Stocks 25.2%		
Aspen Pharmacare Holdings	321,522	11,478
Bidvest Group	132,095	3,631
Group Five	399,078	1,365
Impala Platinum (1)	475,806	3,466
Mr Price	164,300	3,401
MTN Group	434,831	9,626
Naspers, N Shares	112,184	13,944
Raubex	577,241	1,169
Sanlam	885,386	5,590
Shoprite Holdings	186,918	2,706
Total South Africa (Cost $47,686)		56,376

TANZANIA 0.7%

Common Stocks 0.7%		
National Microfinance Bank (USD)	589,152	1,591
Total Tanzania (Cost $1,153)		1,591

UGANDA 1.1%

Common Stocks 1.1%		
Umeme	12,615,899	2,379
Total Uganda (Cost $1,878)		2,379

UNITED ARAB EMIRATES 12.1%

Common Stocks 12.1%		
Abu Dhabi Commercial Bank	1,300,495	2,835
Air Arabia	2,459,372	901
Aramex	5,162,619	4,358
DAMAC Real Estate Development, GDR (USD)	113,099	2,224
DP World (USD)	139,792	2,678

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $184,310)	$ 226,194
Receivable for shares sold	377
Dividends receivable	274
Receivable for investment securities sold	144
Foreign currency (cost $55)	55
Cash	25
Other assets	168
Total assets	227,237
Liabilities	
Payable for investment securities purchased	2,763
Investment management fees payable	196
Payable for shares redeemed	135
Due to affiliates	46
Other liabilities	187
Total liabilities	3,327
NET ASSETS	$ 223,910
Net Assets Consist of:	
Undistributed net investment income	$ 2,149
Accumulated undistributed net realized loss	(314,317)
Net unrealized gain	41,884
Paid-in capital applicable to 21,191,135 shares of $0.01 par value capital stock outstanding; 9,000,000,000 shares of the Corporation authorized	494,194
NET ASSETS	$ 223,910
NET ASSET VALUE PER SHARE	$ 10.57

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Africa & Middle East Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund commenced operations on September 4, 2007. The fund seeks long-term growth of capital by investing primarily in the common stocks of companies located (or with primary operations) in Africa and the Middle East.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the fund recognizes a loss if cost exceeds value. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended October 31, 2014, the fund realized $4,485,000 of net gain on $16,722,000 of in-kind redemptions.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on October 31, 2014:

There were no material transfers between Levels 1 and 2 during the year ended October 31, 2014.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At October 31, 2014, approximately 94% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Participation Notes The fund may invest in participation notes and other types of equity-linked complex instruments (collectively, participation notes), through which a counterparty provides exposure to common stock, in the form of an unsecured interest, in markets where direct investment by the fund is not possible. Participation notes provide the economic benefit of common stock ownership to the fund, while legal ownership and voting rights are retained by the counterparty. Although participation notes are usually structured with a defined maturity or termination date, early redemption may be possible. Risks associated with participation notes include the possible failure of a counterparty to perform in accordance with the terms of the agreement, inability to transfer or liquidate the notes, potential delays or an inability to redeem before maturity under certain market conditions, and limited legal recourse against the issuer of the underlying common stock.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $122,744,000 and $118,616,000, respectively, for the year ended October 31, 2014.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to redemptions in kind. Reclassifications between income and gain relate primarily to the character of net currency losses. For the year ended October 31, 2014, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended October 31, 2014 and October 31, 2013, totaled $2,883,000 and $4,463,000, respectively, and were characterized as ordinary income for tax purposes. At October 31, 2014, the tax-basis cost of investments and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Because the fund is required to use capital loss carryforwards that do not expire before those with expiration dates, all or a portion of its capital loss carryforwards subject to expiration could ultimately go unused. During the year ended October 31, 2014, the fund utilized $25,422,000 of capital loss carryforwards. The fund’s available capital loss carryforwards as of October 31, 2014, expire as follows: $100,196,000 in fiscal 2016, $186,525,000 in fiscal 2017, and $27,387,000 in fiscal 2019.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax and capital gains realized upon disposition of securities issued in or by certain foreign countries and are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At October 31, 2014, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At October 31, 2014, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended October 31, 2014, expenses incurred pursuant to these service agreements were $183,000 for Price Associates; $227,000 for T. Rowe Price Services, Inc.; and $5,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended October 31, 2014, the fund was allocated $7,000 of Spectrum Funds’ expenses, of which $5,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. Less than $1,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At October 31, 2014, approximately 3% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price International Funds, Inc. and
Shareholders of T. Rowe Price Africa & Middle East Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Africa & Middle East Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 16, 2014

Tax Information (Unaudited) for the Tax Year Ended 10/31/14

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $152,000 from short-term capital gains.

For taxable non-corporate shareholders, $1,224,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

The fund will pass through foreign source income of $2,732,000 and foreign taxes paid of $276,000.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to present); Director,
2009	Novartis, Inc. (2009 to present); Director, IBM (2007 to present)
[163]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
1991	present); Director and Advisory Board Member, Deutsche Bank
[163]	North America (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust (2004
to 2012)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1988
[163]

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial Realty
(1951)	Trust, owner and operator of industrial properties (2009 to present);
2013	Chairman of the Board (2005 to present), Interim Chief Executive
[163]	Officer (2007), and Director (1999 to present), Starwood Hotels &
Resorts, a hotel and leisure company

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies (1997
(1952)	to present); Chairman of Compensation Committee and Director,
2012	Syniverse Holdings, Inc. (2008 to 2011)
[163]

Karen N. Horn	Limited Partner and Senior Managing Director, Brock Capital
(1943)	Group, an advisory and investment banking firm (2004 to present);
2003	Director, Eli Lilly and Company (1987 to present); Director, Simon
[163]	Property Group (2004 to present); Director, Norfolk Southern (2008 to present)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives, Black & Decker Corporation
2013	(2004 to 2010)
[163]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2012	a nonprofit education and social policy research organization
[163]	(2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (2011 to present); Member,
President’s Council of Economic Advisors (2009 to 2011); Chair
of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[163]	General Growth Properties, Inc. (2010 to 2013); Director, BXMT
(formerly Capital Trust, Inc.), a real estate investment company
(2012 to present); Director and Chairman of the Board, Brixmor
Property Group, Inc. (2013 to present); Director, Hilton Worldwide
(2013 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present)
2009
[163]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[163]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
and Director, T. Rowe Price International; Chairman of the Board,
Chief Executive Officer, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[109]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With International Funds	Principal Occupation(s)

Ulle Adamson, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Roy H. Adkins (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Christopher D. Alderson (1962)	Company’s Representative, Director, and Vice
President	President, Price Hong Kong; Director and Vice
President, T. Rowe Price International and
Price Singapore; Vice President, T. Rowe Price
Group, Inc.

Syed H. Ali (1970)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.; formerly Research Analyst,
Credit Suisse Securities (to 2010)

Paulina Amieva (1981)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Malik S. Asif (1981)	Vice President, T. Rowe Price International;
Vice President	formerly student, The University of Chicago
Booth School of Business (to 2012); Investment
Consultant–Middle East and North Africa
Investment Team, International Finance
Corporation–The World Bank Group (to 2010)

Hari Balkrishna (1983)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly intern,
T. Rowe Price (to 2010)

Sheena L. Barbosa (1983)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Luis M. Baylac (1982)	Vice President, T. Rowe Price International
Vice President

Oliver D.M. Bell, IMC (1969)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International; formerly Head of
Global Emerging Markets Research, Pictet Asset
Management Ltd. (to 2011)

R. Scott Berg, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Peter I. Botoucharov (1965)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Director,
EMEA Macroeconomic Research and Strategy
(to 2012); Independent Financial Advisor,
Global Source (to 2010)

Tala Boulos (1984)	Vice President, T. Rowe Price International;
Vice President	formerly Vice President, CEEMEA Corporate
Credit Research, Deutsche Bank (to 2013)

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Ryan N. Burgess, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Sheldon Chan (1981)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly Associate Director,
HSBC (Hong Kong) (to 2011)

Tak Yiu Cheng, CFA, CPA (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Carolyn Hoi Che Chu (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly Director, Bank of
America Merrill Lynch and co-head of credit
and convertibles research team in Hong Kong
(to 2010)

Archibald Ciganer Albeniz, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Richard N. Clattenburg, CFA (1979)	Vice President, Price Singapore, T. Rowe
Executive Vice President	Price, T. Rowe Price Group, Inc., and T. Rowe
Price International

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Andrew S. Davis (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Richard de los Reyes (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Michael Della Vedova (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Jessie Q. Ding (1981)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Shawn T. Driscoll (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Bridget A. Ebner (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price International

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Luis Fananas (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Equities
Research Director, Deutsche Bank (to 2012)

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Melissa C. Gallagher (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Vishnu Vardhan Gopal (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Paul D. Greene II (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Benjamin Griffiths, CFA (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Richard L. Hall (1979)	Vice President, T. Rowe Price; formerly
Vice President	Financial Attaché, U.S. Department of Treasury,
International Affairs Division (to 2012)

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Stefan Hubrich, Ph.D., CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Arif Husain, CFA (1972)	Vice President, T. Rowe Price Group, Inc.,
Executive Vice President	and T. Rowe Price International; formerly
Director/Head of UK and Euro Fixed Income,
AllianceBernstein

Leigh Innes, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Tetsuji Inoue (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Equity
Sales, JP Morgan Chase Securities Ltd. (to
2012); Equity Specialist Technology, ICAP PLC
(to 2010)

Michael Jacobs (1971)	Vice President, T. Rowe Price International;
Vice President	formerly Vice President, JP Morgan Asset
Management (to 2013)

Randal S. Jenneke (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Senior
Portfolio Manager, Australian Equities (to 2010)

Jin W. Jeong (1976)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price International

Prashant G. Jeyaganesh (1983)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Yoichiro Kai (1973)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Jai Kapadia (1982)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly student, MIT Sloan
School of Management (to 2011)

Andrew J. Keirle (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Christopher J. Kushlis, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Shengrong Lau (1982)	Vice President, Price Singapore; formerly
Vice President	student, The Wharton School, University
of Pennsylvania (to 2012); Private Equity
Associate–Financial Services, Stone Point
Capital (to 2010)

Mark J. Lawrence (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

David M. Lee, CFA (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Christopher C. Loop, CFA (1966)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Anh Lu (1968)	Vice President, Price Hong Kong and T. Rowe
Executive Vice President	Price Group, Inc.

Sebastien Mallet (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Ryan Martyn (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Jonathan H.W. Matthews, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Jihong Min (1979)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.; formerly Financial Analyst,
Geosphere Capital Management, Singapore
(to 2012)

Eric C. Moffett (1974)	Vice President, Price Hong Kong and T. Rowe
Executive Vice President	Price Group, Inc.

Samy B. Muaddi, CFA (1984)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Joshua Nelson (1977)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Sridhar Nishtala (1975)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust Company;
Chief Legal Officer, Vice President, and
Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Michael D. Oh, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Kenneth A. Orchard (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Vice
President, Moody’s Investors Service (to 2010)

Curt J. Organt, CFA (1968)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Paul T. O’Sullivan (1973)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Hiroaki Owaki, CFA (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Seun A. Oyegunle, CFA (1984)	Employee, T. Rowe Price International; formerly
Vice President	student, The Wharton School, University of
Pennsylvania (to 2013); Summer Investment
Analyst, T. Rowe Price International (2012);
Analyst, Asset & Resource Management Limited
(to 2012); Analyst, Vetiva Capital Management
Limited (to 2011)

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Craig J. Pennington, CFA (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Global
Energy Analyst, Insight Investment (to 2010)

Austin Powell, CFA (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Vivek Rajeswaran (1985)	Vice President, T. Rowe Price; formerly student,
Vice President	Columbia Business School (to 2012)

Frederick A. Rizzo (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Christopher J. Rothery (1963)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

David L. Rowlett, CFA (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Federico Santilli, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Sebastian Schrott (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Amitabh Shah (1980)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Jeneiv Shah, CFA (1980)	Vice President, T. Rowe Price International;
Vice President	formerly Analyst, Mirae Asset Global
Investments (to 2010)

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John C.A. Sherman (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Gabriel Solomon (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Eunbin Song, CFA (1980)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

David A. Stanley (1963)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Joshua K. Spencer, CFA (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Taymour R. Tamaddon, CFA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Ju Yen Tan (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Sin Dee Tan, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Siby Thomas (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Mitchell J.K. Todd (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Mark J. Vaselkiv (1958)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Kes Visuvalingam, CFA (1968)	Vice President, Price Hong Kong, Price
Vice President	Singapore, and T. Rowe Price Group, Inc.

Verena E. Wachnitz, CFA (1978)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

David J. Wallack (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Hiroshi Watanabe, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Christopher S. Whitehouse (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Clive M. Williams (1966)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price International

J. Howard Woodward, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Marta Yago (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Ernest C. Yeung, CFA (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Alison Mei Ling Yip (1966)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Wenli Zheng (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,159,000 and $1,828,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 16, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 16, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date December 16, 2014